THE BIONDO FOCUS FUND

Investor Class Shares BFONX

(a series of Northern Lights Fund Trust)

Supplement dated July 22, 2019 to

the Fund’s Prospectus dated May 1, 2019

Effective July 22, 2019, the Biondo Focus Fund’s (the “Fund”) Prospectus is hereby revised as described below.

The following paragraph is added as the last paragraph in each of the Prospectus sections entitled “Fund Summary – Principal Investment Strategies” and “Additional Information about Principal Investment Strategies and Related Risk – Principal Investment Strategies”:

Due to the focused nature of the adviser’s strategy, the Fund may concentrate its portfolio in a limited number of issuers. In order to comply with certain Internal Revenue Code requirements for investment companies, the Fund sells securities of concentrated issuers at the end of each quarter of the Fund’s fiscal year if necessary to comply with these tax requirements and can then repurchase those securities shortly after quarter end.

Within the Prospectus sections entitled “Fund Summary – Principal Investment Risks” and “Additional Information about Principal Investment Strategies and Related Risks – Principal Investment Risks”, “Management Risk” is deleted in its entirety and replaced with the following:

Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of a particular security derivative or asset in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results. As a result of the adviser’s trading strategy, the Fund often engages in portfolio transactions at the end of each fiscal quarter in order to comply with the requirements of the Internal Revenue Code for investment companies. These portfolio transactions result in additional brokerage expenses and the potential for the Fund to incur short-term capital gains.

This Supplement and the existing Prospectus dated May 1, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Fund’s Prospectus and Statement of Additional Information dated May 1, 2019, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-672-9152.